Exhibit 32.1

CERTIFICATION

In connection with the Quarterly Report of Aceto Corporation, a New York corporation (the “Company”), on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leonard S. Schwartz, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leonard S. Schwartz
Chairman, President and
Chief Executive Officer
(Principal Executive Officer)
May 9, 2008